UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 23, 2024 (August 22, 2024)

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach,	Florida	32963
(Address of Principal Executive Offices)		(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbols	Name of Exchange on which registered
Preferred Stock, 7.00% Series C Cumulative Redeemable	ARR-PRC	New York Stock Exchange
Common Stock, $0.001 par value	ARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01    Entry into a Material Definitive Agreement.

On August 23, 2024, ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”) entered into Amendment No. 3 (the “Third Common Stock Sales Agreement Amendment”), pursuant to which ARMOUR increased by 25,000,000 the number of shares of common stock, par value $0.001 per share, that may be offered and sold under the Company’s Equity Sales Agreement, dated July 26, 2023 (the “Original Common Stock Sales Agreement”), with BUCKLER Securities LLC, an affiliate of the Company (“BUCKLER”), JonesTrading Institutional Services LLC (“Jones”), Citizens JMP Securities LLC (“Citizens JMP”), Ladenburg Thalmann & Co. Inc. (“Ladenburg Thalmann”) and B. Riley Securities, Inc. (“B. Riley Securities”) as sales agents and the Company’s external manager, ARMOUR Capital Management LP (“ACM”), as amended by Amendment No. 1, dated October 25, 2023 (the “First Common Stock Sales Agreement Amendment”), pursuant to which the Company added StockBlock Securities LLC (“StockBlock”) to the Original Common Stock Sales Agreement, as further amended by Amendment No. 2, dated June 20, 2024 (the “Second Common Stock Sales Agreement Amendment”), pursuant to which the Company added BTIG, LLC (“BTIG,” and together with BUCKLER, Jones, Citizens JMP, Ladenburg Thalmann and StockBlock, the “Common ATM Agents”) to the Original Common Stock Sales Agreement (as amended by the First Common Stock Sales Agreement Amendment, the Second Common Stock Sales Agreement Amendment and the Third Common Stock Sales Agreement Amendment, the “Amended Common Stock Sales Agreement”). The purpose of the Third Common Stock Sales Agreement Amendment was to, among other things, increase the number of shares of Common Stock available under the Original Common Stock Sales Agreement by 25,000,000 shares. Pursuant to the Amended Common Stock Sales Agreement, the Company may, from time to time, issue and sell up to 32,759,146 shares (“Shares”) of the Company’s Common Stock through or to the Common ATM Agents. The Amended Common Stock Sales Agreement includes the offer of 32,759,146 Shares that remained unsold under the Original Common Stock Sales Agreement, as amended by the First Common Stock Sales Agreement Amendment and the Second Common Stock Sales Agreement Amendment, in addition to the offer of an additional 25,000,000 Shares.

The Amended Common Stock Sales Agreement relates to an “at the market offering” (“ATM”) program (the “Common ATM Offering”) and the shares of Common Stock to be sold in the Common ATM Offering will be issued pursuant to a prospectus supplement (the “Common ATM Prospectus Supplement”) filed with the Securities and Exchange Commission on August 23, 2024, in connection with the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-278327). ARMOUR originally established the Common Stock equity sales program on July 26, 2023 when it entered into the Original Common Stock Sales Agreement, and filed a related prospectus supplement. ARMOUR entered into the First Common Stock Sales Agreement Amendment on October 25, 2023 and filed a related prospectus supplement, and entered into the Second Common Stock Sales Agreement on June 20, 2024 and filed a related prospectus supplement. The Common Stock ATM Prospectus Supplement amends and restates in its entirety such related prospectus supplement and the Common Stock to which the Common Stock ATM Prospectus Supplement relates is offered pursuant to the terms of the Common Stock Amended Sales Agreement.

The Third Common Stock Sales Agreement Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Third Common Stock Sales Agreement Amendment and the transactions contemplated thereby is qualified in its entirety by reference to Exhibit 1.1.

The Company is also filing this Current Report on Form 8-K to provide a legal opinion regarding the validity of the Shares to be issued and sold in the Common ATM Offering, which opinion is attached hereto as Exhibit 5.1, and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 22, 2024, the Company submitted Articles of Amendment with the State of Maryland to increase the number of authorized shares of common stock from 90,000,000 shares to 125,000,000 shares to be effective as of August 22, 2024. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
 (d) Exhibits

Exhibit No.	Description

1.1
Amendment No. 3, dated August 23, 2024, by and among ARMOUR Residential REIT, Inc. and ARMOUR Capital Management LP, and BUCKLER Securities LLC, JonesTrading Institutional Services LLC, Citizens JMP Securities, LLC, Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc., StockBlock Securities LLC and BTIG, LLC.

3.1	Articles of Amendment to Articles of Amendment and Restatement
5.1	Opinion of Holland & Knight LLP
23.1	Consent of Holland & Knight LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2024

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ Gordon M. Harper
Name:	Gordon M. Harper
Title:	Chief Financial Officer